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                            SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                     FILING BY:
                              MIPS TECHNOLOGIES, INC.
                  (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
    Payment of Filing Fee (Check the appropriate box):
    /X/  No fee required.
    / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     1)  Title of each class of securities to which transaction applies:
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     2)  Aggregate number of securities to which transaction applies:
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     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     4)  Proposed maximum aggregate value of transaction:
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     5)  Total fee paid:
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    / /  Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
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     2)  Form, Schedule or Registration Statement No.:
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     3)  Filing Party:
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     4)  Date Filed:
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                            MIPS TECHNOLOGIES, INC.
                             1225 CHARLESTON ROAD
                        MOUNTAIN VIEW, CALIFORNIA 94043


                                                                March 17, 1999

Dear Fellow Stockholder:

We have previously sent to you proxy material for the Special Meeting of Stockholders of MIPS Technologies, Inc. on March 31, 1999. Your Board of Directors has unanimously recommended that shareholders vote in favor of the recapitalization proposal.

Since approval of the proposal requires a majority of shares voted by the MIPS Public Stockholders, YOUR VOTE IS IMPORTANT, no matter how many or how few shares you may own. Whether or not you have already done so, please sign, date and return the enclosed proxy card today in the envelope provided.

Very truly yours,

/s/ John Bourgoin

John E. Bourgoin
CHIEF EXECUTIVE OFFICER
AND PRESIDENT


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     If you have any questions, or need assistance in voting your shares, please call our proxy solicitor,

                        INNISFREE M&A INCORPORATED
                       TOLL-FREE, AT 1-888-750-5834.

                             IMPORTANT NOTE:
              IF YOU HOLD YOUR SHARES THROUGH A BANK OR BROKER,
          YOU MAY BE ABLE TO VOTE BY TELEPHONE, OR VIA THE INTERNET.
             PLEASE CALL INNISFREE AT 888-750-5834 FOR ASSISTANCE.

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